EXHIBIT 24                                                     O. G. RICHARD III

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY

KNOW ALL YEA BY THESE PRESENTS:


                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints P. M. Schwolsky, M. W. O'Donnell, and C. M. Afshar, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                                         //S// O. G. Richard III
                                                         -----------------------



Dated: March 1, 1996

                                                                 M. W. O'DONNELL

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY

KNOW ALL YEA BY THESE PRESENTS:

                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, R. E. Lowe and C. M. Afshar, and L.
J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                                           //S// M. W. O'Donnell
                                                           ---------------------

Dated: March 1, 1996

                                                                  J. W. GROSSMAN

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY

KNOW ALL YEA BY THESE PRESENTS:

                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, and C. M. Afshar, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                                            //S// J. W. GROSSMAN
                                                            --------------------



Dated: May 14, 1996

                                                                   R. F. ALBOSTA

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY




KNOW ALL YEA BY THESE PRESENTS:

                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, R. E. Lowe and C.
M. Afshar, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.




                                                             //S// R. F. Albosta
                                                             -------------------



Dated: February 21, 1996

                                                                     R. H. BEEBY

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY




KNOW ALL YEA BY THESE PRESENTS:

                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, R. E. Lowe and C.
M. Afshar, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.




                                                           //S// Robert H. Beeby
                                                           ---------------------




Dated: February 21, 1996

                                                                    W. K. CADMAN

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY




KNOW ALL YEA BY THESE PRESENTS:

                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, R. E. Lowe and C.
M. Afshar, and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.




                                                          //S// Wilson K. Cadman
                                                          ----------------------



Dated:  February 21,  1996

                                                                 J. P. HEFFERNAN

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY

KNOW ALL YEA BY THESE PRESENTS:

                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, R. E. Lowe and C.
M. Afshar, and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                                        //S// JAMES P. HEFFERNAN
                                                        ------------------------



Dated:  April 26, 1996

                                                                     D. P. HODEL

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY

KNOW ALL YEA BY THESE PRESENTS:


                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, R. E. Lowe and C.
M. Afshar, and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.




                                                         //S// Donald Paul Hodel
                                                         -----------------------




Dated: February 21, 1996

                                                                   M. T. HOPKINS

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY



KNOW ALL YEA BY THESE PRESENTS:

                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, R. E. Lowe and C.
M. Afshar, and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                                        //S// Malcolm T. Hopkins
                                                        ------------------------




Dated: February 21, 1996

                                                                       M. JOZOFF

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY




KNOW ALL YEA BY THESE PRESENTS:

                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, R. E. Lowe and C.
M. Afshar, and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.




                                                            //S// Malcolm Jozoff
                                                            --------------------



Dated: February 21, 1996

                                                                    W. E. LAVERY

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY




KNOW ALL YEA BY THESE PRESENTS:


                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, R. E. Lowe and C.
M. Afshar, and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.




                                                         //S// William E. Lavery
                                                         -----------------------



Dated: February 21, 1996

                                                                      G. E. MAYO

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY




KNOW ALL YEA BY THESE PRESENTS:


                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, R. E. Lowe and C.
M. Afshar, and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.




                                                            //S// Gerald E. Mayo
                                                            --------------------



Dated: February 21, 1996

                                                                    D. E. OLESEN

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY




KNOW ALL YEA BY THESE PRESENTS:


                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, R. E. Lowe and C.
M. Afshar, and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                                         //S// Douglas E. Olesen
                                                         -----------------------



Dated: February 21, 1996

                                                                   E. G. PROCOPE

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY




KNOW ALL YEA BY THESE PRESENTS:

                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, R. E. Lowe and C.
M. Afshar, and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.



                                                        //S// Ernesta G. Procope
                                                        ------------------------



Dated: February 21, 1996

                                                                J. R. THOMAS, II

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY




KNOW ALL YEA BY THESE PRESENTS:


                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, R. E. Lowe and C.
M. Afshar, and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.




                                                           //S// James R. Thomas
                                                           ---------------------

Dated: February 21, 1996

                                                                    W. R. WILSON

                          THE COLUMBIA GAS SYSTEM, INC.

                                POWER OF ATTORNEY




KNOW ALL YEA BY THESE PRESENTS:


                        WHEREAS, THE COLUMBIA GAS SYSTEM, INC., a Delaware corporation (the "Corporation"), proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1933, as amended, a registration statement (the "Registration Statement") to register the issuance of up to 3,000,000 shares of the Corporation's common stock, $10 par value (the "Securities"), to make awards pursuant to the Corporation's Long-Term Incentive Plan.

                        NOW THEREFORE, the undersigned hereby constitutes and appoints O. G. Richard III, P. M. Schwolsky, M. W. O'Donnell, R. E. Lowe and C.
M. Afshar, and L. J. Bainter, and each of them, as attorneys for him or her in his or her name, place and stead to execute and file the Registration Statement, including the related prospectus, with respect to the Securities and thereafter to execute and file an amended registration statement or statements, prospectus or prospectuses or amendments or supplements thereto, to deregister securities, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

                        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.




                                                         //S// William R. Wilson
                                                         -----------------------



Dated: February 21, 1996